B&B FLORIDA ENTERPRISES, INC.
                                     D/B/A STUART NISSAN
                                     FINANCIAL STATEMENTS
                                      DECEMBER 31, 1996

                         Independent Accountant's Report

Board of Directors
B&B Florida Enterprises, Inc.
Smart Choice Automotive Group, Inc.


We have audited the accompanying balance sheet of B & B Florida Enterprises, Inc. (an S-Corporation) d/b/a Stuart Nissan as of December 31, 1996, and the related statements of operations, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of B & B Florida Enterprises, Inc. d/b/a Stuart Nissan as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $1,331,200 during the year ended December 31, 1996, and, as of that date, had a working capital deficiency of $2,925,390 and net deficit of $2,529,355. As discussed more fully in Note 9 of the financial statements, as of December 31, 1996, the Company was in default under certain covenants of its Automotive Wholesale Financing and Security Agreement with Nissan Motor Acceptance Corporation (NMAC) and other debt obligations. On December 17, 1996, the Company entered into a reinstatement agreement with NMAC which contains substantially the same restrictive covenants included in the previous agreements. If the Company defaults on any of the covenants in the reinstatement agreement, the lender may demand repayment of the loans and terminate the wholesale credit line. No such demand has been made. Subsequent to the balance sheet date, the Company has secured financing with an independent lender to permit the realization of assets and the liquidation of liabilities. Negotiations are presently under way to sell substantially all of the assets of the Company to a party related to the new lender. The Company cannot predict the outcome of what the negotiations will be. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

April 10, 1997
(except for NOTE 12, as
to which the date is May 2, 1997)

                          B&B FLORIDA ENTERPRISES, INC.
                              D/B/A/ STUART NISSAN
                              FINANCIAL STATEMENTS
                                TABLE OF CONTENTS






BALANCE SHEET.............................................................1

STATEMENT OF OPERATIONS...................................................2

STATEMENT OF STOCKHOLDERS' DEFICIT........................................3

STATEMENT OF CASH FLOWS...................................................4-5

NOTES TO FINANCIAL STATEMENTS.............................................6-12

                          B&B FLORIDA ENTERPRISES, INC.
                               D/B/A/STUART NISSAN
                                  BALANCE SHEET
                                DECEMBER 31, 1996




ASSETS

CURRENT ASSETS
 Cash and contracts in transit                                                     $        94,628
 Accounts receivable - trade                                                               162,203
 Inventories                                                                             2,163,593
 Prepaid expenses                                                                           11,100
                                                                                  ----------------

             TOTAL CURRENT ASSETS                                                        2,431,524

PROPERTY AND EQUIPMENT - net                                                               436,641

OTHER ASSETS                                                                                10,300
                                                                                  ----------------
                                                                                     $   2,878,465
                                                                                  ================
LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
 Line of credit                                                                     $      400,000
 Current maturities of obligations under capital leases                                     26,005
 Current maturities of long-term debt                                                    1,520,045
 Floor plan notes payable                                                                1,993,815
 Due to related party                                                                      166,557
 Accounts payable - trade                                                                  837,742
 Other payables and accrued liabilities                                                    412,750
                                                                                   ---------------

             TOTAL CURRENT LIABILITIES                                                   5,356,914

OBLIGATIONS UNDER CAPITAL LEASES, less current maturities                                   50,906

COMMITMENTS                                                                                     --

STOCKHOLDERS' DEFICIT                                                                   (2,529,355)
                                                                                   ---------------
                                                                                     $   2,878,465
                                                                                   ===============


   The accompanying notes are an integral part of these financial statements.

                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                       STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED DECEMBER 31, 1996


Sales                                                                                 $ 24,473,010


Cost of sales                                                                           22,294,117
                                                                                      ------------

             GROSS MARGIN                                                                2,178,893


Other income                                                                               670,147


Operating expenses                                                                      (3,667,704)


Other expenses                                                                            (512,536)

                                                                                    --------------
             NET LOSS                                                               $   (1,331,200)
                                                                                    ===============


   The accompanying notes are an integral part of these financial statements.

                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                 STATEMENT OF STOCKHOLDERS' DEFICIT
                                FOR THE YEAR ENDED DECEMBER 31, 1996



                                                         ADDITIONAL
                                            COMMON        PAID-IN        ACCUMULATED         TOTAL
                                             STOCK        CAPITAL          DEFICIT           DEFICIT




Balance - December 31, 1995,
 as previously reported                     353,750       197,154       (1,709,059)       (1,158,155)



 Shareholder distributions                     -              -            (40,000)          (40,000)



 Net loss                                      -               -        (1,331,200)       (1,331,200)
                                          ---------     ----------    ------------       -----------



Balance - December 31, 1996               $ 353,750     $ 197,154     $ (3,080,259)      $(2,529,355)
                                          =========     =========     ============       ===========



   The accompanying notes are an integral part of these financial statements.

                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                       STATEMENT OF CASH FLOWS
                                FOR THE YEAR ENDED DECEMBER 31, 1996




CASH FLOWS FROM OPERATING ACTIVITIES:
 Cash received from customers                                                         $ 24,711,890
 Cash paid to suppliers and employees                                                  (24,783,160)
 Other cash receipts                                                                       853,036
 Interest paid                                                                            (389,000)
                                                                                    --------------

             NET CASH PROVIDED BY OPERATING ACTIVITIES                                     392,766
                                                                                    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                                                       (231,103)
                                                                                    --------------
             NET CASH USED IN INVESTING ACTIVITIES                                        (231,103)
                                                                                    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Cash overdraft                                                                           (461,953)
 Principal payments on obligations under capital leases                                    (19,918)
 Principal payments on debt                                                                (24,581)
 Proceeds from borrowings under line of credit agreement                                   400,000
 Distributions to stockholder                                                              (40,000)
 Net payments to related parties                                                          (139,976)
                                                                                    --------------

             NET CASH USED IN FINANCING ACTIVITIES                                     (   286,428)
                                                                                    --------------


NET DECREASE IN CASH AND CONTRACTS IN TRANSIT                                             (124,765)



CASH AND CONTRACTS IN TRANSIT AT
 BEGINNING OF YEAR                                                                         219,393
                                                                                    --------------
CASH AND CONTRACTS IN TRANSIT AT
 END OF YEAR                                                                        $       94,628
                                                                                    ==============






   The accompanying notes are an integral part of these financial statements.

                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                 STATEMENT OF CASH FLOWS - CONTINUED
                                FOR THE YEAR ENDED DECEMBER 31, 1996


RECONCILIATION OF NET LOSS TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:

Net loss                                                                               $(1,331,200)

Adjustments to reconcile net loss to net cash provided by operating activities:
  Depreciation and amortization                                                            109,465
  New and used car writedowns                                                              131,823
  Decrease in accounts receivable                                                          238,880
  Decrease in inventories                                                                1,714,537
  Decrease in prepaid expenses                                                              70,889
  Decrease in customer deposits                                                             10,000
  Decrease in floor plan notes payable                                                  (1,301,795)
  Increase in accounts payable and accrued liabilities                                     750,167
                                                                                     -------------

             NET CASH PROVIDED BY OPERATING ACTIVITIES                                $    392,766
                                                                                      ============



SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of equipment with proceeds of capital lease obligation                      $      45,262
                                                                                     =============




   The accompanying notes are an integral part of these financial statements.

                                    B&B FLORIDA ENTERPRISES, INC.
                                         D/B/A/STUART NISSAN
                                    NOTES TO FINANCIAL STATEMENT
                                FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1 -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             A)     BUSINESS OPERATIONS

                    The principal business activity of B&B Florida Enterprises, Inc. d/b/a Stuart Nissan (Company) is the retail sales of new Nissan automobiles obtained through an exclusive dealer agreement with the distributor. In addition, the Company retails and wholesales replacement parts and used automobiles and provides vehicle servicing. The Company's operations are based in Stuart, Florida.

             B)     MAJOR SUPPLIER

                    The Company purchases substantially all of is new vehicles and parts inventory from Nissan Motor Corporation of America at the prevailing prices charged by the automobile distributors to all franchised dealers.

             C)     INVENTORIES

                    New and demonstrator vehicles, parts and accessories, and miscellaneous inventory are stated at cost, determined on the first-in, first-out basis (FIFO), which is not in excess of market.

                    Used vehicles are stated at the lower of cost or market, on a specific unit basis.

             D)     PROPERTY AND EQUIPMENT

                    Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the assets, and the term of the lease for the asset under the capital lease. Useful lives for purposes of computing depreciation are:

                    Equipment, furniture, and fixtures - 5 and 7 years Leasehold
                    improvements   -  economic   life  or  life  of  lease,
                    whichever is shorter

             E)     ACCOUNTS RECEIVABLE

                    Management has established a reserve for those receivables deemed to be uncollectible.

             F)     REVENUE RECOGNITION OF FINANCE AND INSURANCE INCOME

                    The Company includes income from finance and insurance commissions in other income and recognizes an allowance for future finance and insurance chargebacks based on past operating history. Prior to December 31, 1995, the Company's financial statements did not reflect a reserve for chargebacks. The retained earnings balance has been restated to properly reflect the reserve for future finance and insurance chargebacks in the amount of $52,000.

NOTE 1 -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

             G )    INCOME TAXES

                    The Company and its stockholders have elected to be treated as a "Small Business Corporation" for income tax purposes under Subchapter "S" of the Internal Revenue Code. In accordance with the provisions of such election, the
                    Company's income and losses pass through to its stockholders; accordingly, no provision for income taxes has been made.

             H)     STATEMENT OF CASH FLOWS

                    For purposes of the statement of cash flows, the Company considers contracts in transit to be cash equivalents. Additionally, the net change in floor plan financing of inventory obtained through a captive finance company of Nissan Motor Corporation, which is a customary financing technique in the industry, is reflected as an operating activity.

             I)     MANAGEMENT ESTIMATES

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 1996 and revenues and expenses during the year then ended. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term are described in NOTES 1E and 1F.


NOTE 2 -     RELATED PARTY TRANSACTIONS

             The Company shares common ownership and/or management and in certain instances engages in transactions with its stockholder and with TAD Partnership, Inc. The transactions reflected at December 31, 1996 include the leasing of the dealership facility.

             A summary of transactions with related parties is as follows:

             Due to TAD Partnership, Inc.            $ 166,557

             Rent expense                            $ 223,200

             TAD Partnership, Inc. advanced funds to the Company for working capital purposes. These obligations are non-interest bearing and are repaid by the Company as funds become available.

NOTE 3 -     ACCOUNTS RECEIVABLE

             Trade                                             $   68,791
             Due from manufacturer                                 74,481
             Due from finance companies                            43,931
                                                              -----------

                                                                  187,203

             Less allowance for doubtful accounts                 (25,000)
                                                              -----------
                                                                $ 162,203
                                                              ===========

NOTE 4 -     INVENTORIES

             New vehicles and demonstrators                   $ 1,313,295
             Used vehicles                                        557,706
             Parts, accessories and other inventories             292,592
                                                              -----------
                                                              $ 2,163,593
                                                              ===========

NOTE 5 -     PROPERTY AND EQUIPMENT

             Furniture and fixtures                           $   338,763
             Machinery and shop equipment                         209,081
             Equipment under a capital lease                      120,459
             Signs                                                  8,444
             Leasehold improvements                                12,054
                                                              -----------

                                                                  688,801
             Less accumulated depreciation
              and amortization, including $49,146
              on equipment under a capital lease                  252,160
                                                              -----------

                                                              $   436,641
                                                              ===========

             Depreciation expense for the year ending December 31, 1996 was $109,465, including the amortization of the capital lease of $20,320.

NOTE 6 -     LINE OF CREDIT

             The Company has a line of credit with a subsidiary of the entity which has entered into an agreement to purchase substantially all of the Company's assets (NOTE 12) bearing interest at the floating prime rate of interest offered by Citibank, N.A. The line is secured by the common stock of the Company.


NOTE 7 -     FLOOR PLAN NOTES PAYABLE

             Floor plan notes payable on new, used and demonstrator vehicles, bearing interest at the finance company's prime rate plus 1.75%
             (10% at December 31, 1996). The notes are collateralized by substantially all new, used and demonstrator vehicles, the related proceeds from the sales, and all other assets of the Company. The notes are due when the vehicles are sold and are guaranteed by the stockholder. The maximum credit available under the financing arrangement is $4,400,000 for new vehicles including $200,000 for demonstrator vehicles and $2,500,000 for used vehicles.

             Total interest expense on all indebtedness was approximately $389,000 for the year ended December 31, 1996.

             The Company is out of trust $200,700 as of December 31, 1996 on new and used vehicles.


NOTE 8 -     OTHER PAYABLES AND ACCRUED LIABILITIES

             Interest                                                $ 223,849
             Reserve for future finance and insurance chargebacks       52,000
             Sales and other taxes                                      58,800
             Payroll and payroll taxes                                  31,126
             Customer deposits                                          27,194
             Other accrued liabilities                                   9,781
                                                                  ------------

                                                                     $ 412,750
                                                                  ============
NOTE 9 -     LONG TERM DEBT

             Note payable - manufacturer (A)                       $ 1,040,000
             Note payable - manufacturer (B)                           235,045
             Note payable - individuals ( C)                           245,000
                                                                 -------------

                                                                   $ 1,520,045
                                                                 =============
                                                  9

             (A) Note payable to manufacturer, payable in monthly principal installments of $20,000 plus interest of prime plus 1.75% (10% at December 31, 1996), through October 15, 2000, collateralized by inventory, property and equipment, and accounts receivable.

                    The note contains various covenants and restrictions with respect to (1) legal requirements, (2) protection, repair, and replacement of property, (3) taxes, (4) insurance, (5) financial and other statements, and (6) litigation.

                    As of December 31, 1996, the Company was in default of its payment obligations to the manufacturer. See NOTE 9(B).

             (B) Note payable to manufacturer, payable in monthly principal installments of $4,274 plus interest of prime plus 1.75% (10% at December 31, 1996), through January 15, 2001, collateralized by property and equipment with a combined carrying value of $214,000.

                    As of December 31, 1996, the Company was in default of its payment obligations to the manufacturer.

                    On December 17, 1996, the Company entered into a reinstatement agreement with the manufacturer, which contains substantially the same restrictive covenants included in the previous agreements. If the Company defaults on any of the covenants in the reinstatement agreement, the lender may demand repayment of the loans and terminate the wholesale credit line. As of the report date, no such demand has been made.

             (C) Note payable to a previous shareholder and his wife. The original note payable provided monthly interest installments of $2,042 at 10% through December 20, 1998 with a balloon payment of unpaid principal and accrued interest due on that date. The note is unsecured.

                    As of December 31, 1996, the Company was in default of its payment obligations. On December 4, 1996, the Company entered into a forbearance agreement with the individuals. Under the agreement, the individuals will waive certain outstanding defaults (including unpaid accrued interest through December 20, 1996) and certain remedies as well as modify the payment terms of the note.

                    The new terms under the forbearance agreement provide for monthly interest payments of $2,144 at 10% commencing January 20, 1997. The principal balance and any unpaid accrued interest are due and payable on December 20, 1998.

              Due to the Company's default of its payment obligations, all of the above notes payable have been classified as current.

NOTE 10 -    COMMITMENTS

             CAPITAL LEASES

             The Company leases its computer equipment from a third party under six capitalized lease agreements, which expire between 1998 and 2001. The following is a schedule, by years, of future minimum lease payments:

             Years ending December 31,

                    1997                                    $  31,428
                    1998                                       31,190
                    1999                                       11,275
                    2000                                        9,798
                    2001                                        4,082
                                                          -----------

             Total minimum lease payments                      87,773

             Less amount representing interest                 10,862
                                                          -----------
                                                               76,911

             Less current maturities                           26,005
                                                          -----------
                                                            $  50,906
                                                          ===========
             OPERATING LEASES

             The Company leases its dealership facilities from a related party under two operating leases expiring in June, 2000 and April, 2001, which calls for monthly payments of approximately $24,000 plus sales tax. The lease requires the Company to pay all maintenance, insurance and taxes on the related property.

             In addition, the Company leases office equipment under operating leases, under 36 to 51 month leases expiring between March 1998 and March 2003. Annual rent on this equipment is $4,908.

             The following is a schedule by years, of aggregate future minimum lease payments required under the operating leases:

             Years ending December 31,

                    1997                               $    291,948
                    1998                                    291,165
                    1999                                    289,818
                    2000                                    181,632
                    2001                                     55,632
               Thereafter                                     2,040
                                                       ------------
                                                        $ 1,112,235
                                                       ============

             Rent expense for all operating leases was $298,856 (including related sales tax on the monthly payments) for the year ended December 31, 1996.


NOTE 11 -    STOCKHOLDER'S DEFICIT

             The number of shares authorized, issued and outstanding at December 31, 1996 are as follows:

               Number of shares authorized                        7,500
               Number of shares issued and outstanding            7,075
               Par value per share                                 $ 50


NOTE 12 -    SUBSEQUENT EVENT

             On May 6, 1997, the Company signed a stock purchase agreement with an independent third party to transfer 100 percent of the Company's outstanding capital stock, including all stock options, warrants and similar equity based rights of the Company, in exchange for 76,546 shares of the common capital stock of the aforementioned third party.